EXECUTION COPY

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT, dated as December 21, 2006 (this “Amendment”), is entered into by LEAF Funding, Inc., a Delaware corporation (“LEAF”) and Resource Capital Funding II, LLC, a Delaware limited liability company (the “Purchaser”).

R E C I T A L S

A.  LEAF and the Purchaser are parties to the Purchase and Sale Agreement, dated as of October 31, 2006 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);

B. The parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Section 1.2 of the Agreement.

2.  Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes reflected on Exhibit A hereto.

3.  Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After the date hereof, all references in the Agreement to “this Agreement”, “hereof”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

5.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflicts of law.

6.  Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

Signature pages follow

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEAF FUNDING, INC.

By:______________________________
Name:
Title:

RESOURCE CAPITAL FUNDING II, LLC
as Purchaser

By:______________________________
Name:
Title:

Exhibit A

AMENDMENTS